Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, C, K shares) dated May 1, 2013, as supplemented June 3, 2013, and

Supplement to Prospectus (Class Y shares) dated May 1, 2013, as supplemented June 3, 2013

RS Investment Quality Bond Fund

Effective July 18, 2013, Demetrios Tsaparas will join the investment team of the Fund as a co-portfolio manager.

The sub-section titled “Investment Team” under the section titled “Management of the Fund” is amended and restated in its entirety as follows:

Robert J. Crimmins Jr., co-portfolio manager, has managed the Fund since 2004. David J. Marmon, co-portfolio manager, has managed the Fund since 2013. Demetrios Tsaparas, CFA, co-portfolio manager, has managed the Fund since July 2013.

RS Low Duration Bond Fund

Effective July 18, 2013, Leslie Barbi and John Gargana will join the investment team of the Fund as co-portfolio managers.

The sub-section titled “Investment Team” under the section titled “Management of the Fund” is amended and restated in its entirety as follows:

Robert J. Crimmins Jr., co-portfolio manager, has managed the Fund since 2004. Leslie Barbi and John Gargana, co-portfolio managers, have each managed the Fund since July 2013.

RS Strategic Income Fund

Effective July 18, 2013, the sub-section titled “Investment Team” under the section titled “Management of the Fund” is amended and restated in its entirety as follows:

Leslie Barbi, Kevin Booth, CFA, Robert J. Crimmins Jr., and Marc Gross have each been a member of the investment team of the Fund since its inception. David J. Marmon has been a member of the investment team of the Fund since 2012. Demetrios Tsaparas, CFA, has been a member of the investment team of the Fund since May 2013.

Investment Team Biographical Information

Effective July 18, 2013, the biographical information for Ms. Barbi and Mr. Tsaparas under the section of the Prospectuses titled “Investment Team Biographical Information” is amended and restated in its entirety as follows:

Leslie Barbi

Leslie Barbi has been a member of the investment team of RS Strategic Income Fund since its inception and a co-portfolio manager of RS Low Duration Bond Fund since 2013. She is a managing director and head of public fixed income at Guardian Life. Her previous investment management experience includes serving as managing director of fixed income at Goldman Sachs Asset Management from 2001 through 2003, where she served as a member of the investment strategy group and head of U.S. investment grade corporates. Previously, from 1993-2001, Leslie was at PIMCO, where she served in multiple capacities in its fixed income group, including most recently as executive vice president of fixed income. She holds an A.B. from Harvard University and an M.B.A. from the University of Chicago Graduate School of Business.

Demetrios Tsaparas, CFA

Demetrios Tsaparas has been a member of the investment team of RS Strategic Income Fund since 2013 and a co-portfolio manager of RS Investment Quality Bond Fund since 2013. Demetrios is a Senior Director and has been with Guardian Life since 2008. He has worked on a broad range of domestic and global macro topics, including rates, currencies, inflation, and global central banks. He has particularly focused on mortgage-related securities and has also worked on corporate bonds. He also helps manage the fixed income assets of Guardian Life. Prior to joining Guardian Life, he spent three years at New York Life Investment Management where he was second vice president for portfolio management, analytics and consulting. Prior to that, he was a trader and analyst for Spartan Capital Management. Demetrios has a B.A. in mathematics from College of The Holy Cross and an M.B.A. in finance from the Anderson School of Management at UCLA. He has a Chartered Financial Analyst (CFA) designation, and he is a member of the CFA Institute and the New York Society of Security Analysts.

Effective July 18, 2013, the following information is added under the section of the Prospectuses titled “Investment Team Biographical Information”:

John Gargana

John Gargana has been a co-portfolio manager of RS Low Duration Bond Fund since 2013. He is a Senior Director and co-head of fixed income trading at Guardian Life. He joined Guardian Life in 1991. He has been a sector portfolio manager for Guardian Life’s structured products portfolio since 2005 and an analyst and trader for structured products since 1993. John holds a B.A. in economics from Fairfield University and an M.B.A. with a concentration in finance from Clark University Graduate School of Management.

Effective July 18, 2013, Howard W. Chin is no longer a portfolio manager of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, and RS Strategic Income Fund and all references to Mr. Chin in the Prospectuses are removed.

July 18, 2013